Exhibit 10.1

20 DECEMBER 2004

ON DEMAND GROUP LIMITED

ANTHONY KELLY, ANDREW BIRCHALL AND OTHERS

SEACHANGE INTERNATIONAL, INC.

VARIATION AGREEMENT

IN RELATION TO THE

SUBSCRIPTION AND SHAREHOLDERS AGREEMENT

CONTENTS

Clause		Page

1.	Interpretation	1

2.	Variation of the Agreement	1

3.	Construction	1

4.	Counterparts	1

5.	Governing Law	2

6.	Jurisdiction	2

SCHEDULE 1	THE EXISTING SHAREHOLDERS	3

THIS AGREEMENT is made on 20 December 2004

BETWEEN:

(1)	ON DEMAND GROUP LIMITED, a company incorporated in England and Wales (registered no. 4094951), whose registered office is at 253 Grays Inn Road, London WC1X 8QT (the “Company”);

(2)	THE PERSONS whose names and addresses are set out in Schedule 1 (the “Existing Shareholders” and each an “Existing Shareholder”); and

(3)	SEACHANGE INTERNATIONAL, INC., a company incorporated under the laws of the state of Massachusetts whose registered office is at 124 Acton Street, Maynard, MA 01754, USA (the “Investor”).

WHEREAS:

(A)	The parties have entered into an Amended and Restated Subscription and Shareholders Agreement (the “ShareholdersAgreement”) dated 16 October 2003.

(B)	The parties wish to vary the terms of the Shareholders Agreement.

(C)	Save as set out herein, the parties wish the Shareholders Agreement to remain in full force and effect.

IT IS AGREED as follows:

1.	INTERPRETATION

Words and phrases defined in the Shareholders Agreement shall have the same meanings in this Agreement and this Agreement shall be interpreted in accordance with clause 1 of the Shareholders Agreement.

2.	Variation of the shareholders Agreement

The parties agree that the Shareholders Agreement shall from the date of this Agreement be amended such that Section 4 (Loans) is of no further force and effect.

3.	CONSTRUCTION

Subject to the amendments set out in this Agreement the Shareholders Agreement shall remain in full force and effect and shall be read and construed as supplemented and amended by this Agreement.

4.	COUNTERPARTS

4.1	This Agreement may be executed in any number of counterparts, and by the parties on separate counterparts, but shall not be effective until each party has executed at least one counterpart.

4.2	Each counterpart shall constitute an original of this Agreement, but the counterparts shall together constitute but one and the same instrument.

5.	GOVERNING LAW

This Agreement is governed by, and shall be construed in accordance with, English law.

6.	JURISDICTION

6.1	Each party agrees that the courts of England are to have exclusive jurisdiction to settle any dispute arising out of or in connection with this Agreement. Any proceeding, suit or action arising out of or in connection with this Agreement (“Proceedings”) must therefore be brought in the English courts. Each party agrees that this jurisdiction agreement is irrevocable and that it is for the benefit of each of the other parties.

6.2	Each party irrevocably waives (and irrevocably agrees not to raise) any objection, on the ground of forum non conveniens or on any other ground, to the taking of Proceedings in any court referred to in this clause. Each party also irrevocably agrees that a judgement against it in Proceedings brought in any jurisdiction referred to in this clause shall be conclusive and binding upon it and may be enforced in any other jurisdiction.

IN WITNESS OF WHICH this Agreement has been executed by the parties on the above date.

SCHEDULE 1

THE EXISTING SHAREHOLDERS

Name and Address:

Andrew Birchall Weir Water, Admirals Bridge Lane, East Grinstead, RH19 4NN

Annabelle Birchall Weir Water, Admirals Bridge Lane, East Grinstead, RH19 4NN

Anthony Kelly 29 Beauchamp Road, East Molesey, KT8 0PA

Judith Kelly 29 Beauchamp Road, East Molesey, KT8 0PA

Michael Kelly Threeways, Tranwell Woods, Morpeth, NE61 6AQ

EXECUTED by the parties:

Signed by Anthony Kelly for and on behalf of On Demand Group Limited	) ) ) )	/s/ Anthony Kelly

Signed by Andrew Birchall	) )	/s/ Andrew Birchall

Signed by Annabelle Birchall	) )	/s/ Annabelle Birchall

Signed by Anthony Kelly	) )	/s/ Anthony Kelly

Signed by Judith Kelly	) )	/s/ Judith Kelly

Signed by Michael Kelly	) )	/s/ Michael Kelly

Signed by William L Fiedler for and on behalf of SeaChange International Inc.	) ) ) )	/s/ William L. Fiedler